UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

NEXT-ChemX Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-56379	32-0446353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9101 West Alta Drive, Suite 202 Las Vegas, NV	89145
(Address of Principal Executive Offices)	(Zip Code)

(725) 867-0789

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON	CHMX	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 1.01	Entry Into Material Definitive Agreement

On Jun 22, 2026, the Company entered into Subscription Agreements with the company’s two main accredited investors. The investors purchased a total of 80,000 newly authorized Series “B” Preferred Shares through the cancellation of secured debt.

The Company was in default and will again shortly be in default with respect to ten (10) “Series F” convertible notes with a total principal value of $840,000 (the “Principal Amount Owed in the Series F Notes”). The Company is also in default with respect to seven Promissory Notes with a total principal remaining balance of $770,000 (the “Principal Amount Owed on the Seven Investor Notes”).

The two accredited investors entered into Subscription Agreements to purchase the new Series “B” Preferred Shares authorized by the Company’s Board of Directors on or about July 19, 2026. This resulted in a decrease of $200,000 of debt owed to Ann Mollicone (“Mollicone”) and a decrease of $200,000 of debt owed to Arastou Mahjoory (“Mahjoory”), for a total reduction in corporate debt on the balance sheet of $400,000.

The investors also agreed to and did amend debt and interest payments memorialized in the Series “B” Preferred Convertible Promissory Notes (the “Convertible Notes”), most of which were in default. Others have their maturity date arriving within the next few months. All these Convertible Notes, which were in default and were soon to be in default in accordance with their original due dates, were extended by the Note Holders up to and including December 31, 2026.

Item 3.02	Unregistered Sales of Equity Securities.

As disclosed in Item 1.01, the Company, pursuant to a unanimous election by its Board of Directors, in a special meeting held on Friday, July 17, 2026, by telephonic means, as permitted by Nevada Revised Statutes (“NRS”) Section 78.315(3) and adopted through a signed written consent, as provided in NRS Section 78.315(2), which actions were memorialized in a Resolution, dated July 16, 2026, which resolution was reviewed, debated, and unanimously passed by the Board of Directors (the “BOD”). Said BOD Resolution (a copy of which is annexed hereto as Exhibit “A”) elected to create a new class of stock, pursuant to Article 4, Section 1(A) of the company’s Amended and Restated Articles of Incorporation.

This new classification of securities involves the newly authorized issuance of 80,000 shares of preferred stock in a class identified as Class “B” Preferred Stock. This newly issued stock includes 40,000 fully assessable Class “B” Preferred Stock, issued in the name of Ms. Mollicone, a private accredited investor, and an additional 40,000 assessable Class “B” Preferred Stock issued to Mr. Mahjoory, also a private accredited investor.

Item 3.03	Material Modification to Rights of Security Holders.

Item 3.02 is fully incorporated into the present Item 3.03 disclosure. No other preferred stock has been issued by the Company, and none is anticipated to be issued by management or the BOD at this time. The Board filed a “Certificate of Designation, Number, Powers, Preferences, and Relative, Participating, Optional, and Other Special Rights and the Qualifications, Limitations, Restrictions, and Other Distinguishing Characteristics Of Series “B” Preferred Stock of Next-ChemX Corporation” (the “Certificate of Designation”) certifying the rights and benefits of the newly issued Class “B” Preferred Stock, as defined by the Board. The Company received a stamped copy of the Certificate, Amendment or Withdrawal of Designation from the Secretary of State of Nevada dated June 29, 2026, which amendment of the Articles of Incorporation were submitted as the result of a previous informal agreement of the BOD regarding the issuances of said Series “B” shares.

Class B Preferred Stock

Each share of Class ‘B” Preferred Stock ranks senior to all Common Stock and any other class of securities that is specifically designated as junior to the Class “B” Preferred Stock. Each Share of Class “B” Preferred Stock shall be convertible at any time by the holder thereof into Five Hundred (500) shares of Common Stock. Each Share of Class “B” Preferred Stock shall be entitled to Five Hundred (500) votes on any matter on which any of the shareholders are required or permitted to vote. No dividends shall be paid on any Series “B” Preferred Stock.

Item 5.01	Change of Control of Registrant

On June 22, 2026, Arastou Mahjoory and Ann Mollicone, each an accredited investor, entered into “Series B” Preferred Subscription Agreements for the purchase of 40,000 shares each of the newly authorized “Series B” Preferred Stock.

As a result of the purchase of 80,000 shares of the “Series B” Preferred Stock (a) Arastou Mahjoory and Ann Mollicone each holds 50% of the issued and outstanding shares of “Series B” Preferred Stock of the Company. This holding of securities in the Company gives Mahjoory and Mallicone joint control with respect to the election of the Company’s board of directors, all matters upon which shareholder approval is required and, ultimately, the objectives and actions of the Company and the timely execution of these objectives and actions. The purchase of the Series “B” Preferred Shares provides Mahjoory and Mollicone a total of 40,000,000 votes, resulting in approximately 58% control of the outstanding equity in the Company. The total outstanding number of unrestricted common shares is 28,546,835. The total shares outstanding of “Series B” Preferred Stock is 80,000.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 4.1	Certificate of Designation, Number, Powers, Preferences, and Relative, Participating, Optional, and Other Special Rights and the Qualifications, Limitations, Restrictions, and Other Distinguishing Characteristics Of Series “B” Preferred Stock Of Next-ChemX Corporation
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2026	By:	/s/ John Michael Johnson
	Name:	John Michael Johnson
	Title:	President